As filed with the U.S. Securities and Exchange Commission on February 27, 2025
File No. 811-23859
File No. 333-270997

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post‑Effective Amendment No. 68	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 71	☒
Advisor Managed Portfolios
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(626) 914-7385
(Registrant’s Telephone Numbers, Including Area Code)
The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Russell B. Simon, President Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004
It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
Explanatory note: This Post-Effective Amendment No. 68 to the registration statement of Advisor Managed Portfolios is being filed to add the Soundwatch Hedged Equity ETF's audited financial statements and certain related financial information for the fiscal year ended October 31, 2024 and to make other permissible changes under Rule 485(b).

PROSPECTUS
February 28, 2025
Soundwatch Hedged Equity ETF

SHDG
Listed on Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SOUNDWATCH HEDGED EQUITY ETF SUMMARY SECTION
Investment Objective
The Soundwatch Hedged Equity ETF (the “Fund” or the “Hedged Equity ETF”) seeks to provide long-term capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (Rule 12b-1) Fees	None
Acquired Fund Fees and Expenses [1]	0.03%
Total Annual Fund Operating Expenses	0.63%
Less: Fee Waiver [2]	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver	0.53%

1    “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” do not correlate to “Ratio of expenses to average net assets” either “Before fees waived by the Advisor” or “After fees waived by the Advisor” provided in the Financial Highlights because they reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
2    Soundwatch Capital, LLC (the “Advisor”) has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50%. The fee waiver will remain in effect through at least February 28, 2026, and may be terminated only by the Advisor Managed Portfolios (the “Trust”) Board of Trustees (the “Board”). The fee waiver is not subject to recoupment by the Advisor.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waiver only in the first year). This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$51	$182	$325	$740
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2024, the portfolio turnover rate of the Fund was 0% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or exchange-traded funds (“ETFs”) that track U.S. large-capitalization (“large-cap”) indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Advisor will consider the underlying holdings of any ETFs in which the Fund invests. The Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at notional value for purposes of the 80% policy. On the portfolio, the Fund
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systematically writes (sells) equity index and/or ETF call options, covered calls, and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an equity strategy that aims to provide better risk-adjusted returns across market cycles compared to investing solely in the securities of companies that comprise U.S. large-capitalization indices such as the S&P 500® Index.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. The strategy systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long‑term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk or tail risk. Drawdown risk refers to the length of time it will take for an investment to recoup its losses after it declines from a previous high. Tail risk refers to the risk of significant losses from an unforeseen or rare event. Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may also limit the upside returns of the Fund.
The Advisor will perform one or more of the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis – performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis – performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis – performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.
Principal Risks of Investing in the Fund
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk described below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of the referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of the referenced index as of such date.
Equity Securities Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.
Options Risk. Options are complex derivatives that involve risks that are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
◦Protective Put Option Risk. A put option gives the purchaser of the option, upon payment of a premium, the right (but not the obligation) to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
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◦Protective Put Spread Risk. When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
◦Covered Call Option Risk. A covered call option, upon payment of a premium, gives the purchaser of the option the right (but not the obligation) to buy, and the seller the obligation to sell, the underlying instrument, which the seller owns, at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Call Spread Writing Risk. By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.
Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as smaller-capitalization companies.
ETF Risk. The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value (“NAV”), the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Cash Redemption Risk. Though the Fund primarily effects creation transactions in-kind, the Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions could also cause the Fund to incur brokerage costs it might not have incurred if it made a redemption in-kind. To the extent that the transaction fees paid by APs for redemptions of creation units are insufficient to offset the brokerage and capital gains costs, such costs would be imposed on the Fund and would decrease the Fund’s NAV.
◦Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
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Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦Trading. Although shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
Underlying ETF Investment Risk. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including its management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds as well as the risks associated with the structure and operation of an ETF described above. The Fund also will incur brokerage costs when it purchases ETFs. The shares of an ETF trade on an exchange and may trade below their NAV or at a discount, which may adversely affect the Fund’s performance.
Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The NAV of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund. Investment decisions made by the Advisor in implementing these investment strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives. The Advisor’s assessment of the value of a holding and its future value may prove to be incorrect and a holding’s market price may not move in the manner anticipated by the Advisor.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors (for example, a global pandemic such as COVID-19, the large expansion of government deficits and debt, military conflicts, inflation, and/or recessions). These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
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Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks such as incorrect prediction of future behavior, unexpected results that could lead to losses for the Fund. The success of relying historical data provided by third parties may depend heavily on the accuracy and reliability of the supplied historical data.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. Instead, such dividends would be treated as ordinary income, subject to ordinary income tax rates. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Performance
The following performance information indicates some of the risks of investing in the Fund. The Fund has adopted the historical performance of the Soundwatch Hedged Equity ETF, a series of Trust for Advised Portfolios (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Fund on September 29, 2023 (the “Reorganization”). Prior to the Reorganization, the Fund had not commenced operations and had no assets. As of the date of the Reorganization, the Fund adopted the performance history of the Predecessor Fund and is the performance successor to the Predecessor Fund, which was also advised by the Advisor and had the same investment objective and strategies as the Fund.
The Predecessor Fund adopted the historical performance of the Soundwatch Hedged Equity Fund (the “Prior Predecessor Fund”) as a result of a reorganization (the “Prior Reorganization”) of the Prior Predecessor Fund into the Predecessor Fund on October 24, 2022. As of October 24, 2022, the Predecessor Fund adopted the performance of the Prior Predecessor Fund and was the performance successor to the Prior Predecessor Fund, which was also advised by the Advisor and had the same investment objective and substantially similar strategies as the Fund. The Prior Predecessor Fund operated as a mutual fund and was converted into an ETF as part of the Prior Reorganization.
The bar chart and table below show the Prior Predecessor Fund’s performance until October 24, 2022, the Predecessor Fund’s performance from October 24, 2022 through September 28, 2023, and the Fund’s performance from September 29, 2023 through December 31, 2024. The bar chart shows performance for the calendar years ended December 31. The table illustrates how average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance and a more narrow index tailored to the Fund’s investment strategy. Past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund toll-free at 888-244-4601 and on the Fund’s website at www.soundwatchfunds.com.

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Calendar year ended December 31,
During the period of time shown in the bar chart, the highest quarterly return was 12.16% for the quarter ended June 30, 2020, and the lowest quarterly return was -11.57% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2024

	1 Year	5 Years	Since Inception November 30, 2016
Return Before Taxes	19.83%	10.44%	9.62%
Return After Taxes on Distributions	19.66%	10.22%	9.37%
Return After Taxes on Distributions and Sale of Fund Shares	11.87%	8.26%	7.76%
S&P 500 TR Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	14.92%
CBOE S&P 500 Buy Write Index (BXM) (reflects no deduction for fees, expenses, or taxes)	20.12%	6.88%	7.08%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Advisor: Soundwatch Capital, LLC serves as the investment Advisor to the Fund.
Portfolio Managers: Robert Hammer, Chief Investment Officer of the Advisor, and Jan Bos, Chief Investment Strategist of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Hammer and Bos have served as portfolio managers of the Fund since its inception in September 2023. Messrs. Hammer and Bos also served as portfolio managers of the Predecessor Fund since its inception in October 2022, and as portfolio managers of the Prior Predecessor Fund since its inception in November 2016.
Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers or dealers at market price, rather than NAV. Because shares trade at market price rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling
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shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.soundwatchfunds.com.
Tax Information
The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless you invest through an IRA or other tax-advantaged account. Subsequent withdrawals from such a tax-advantaged account, however, may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Advisor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND PRINCIPAL RISKS
Investment Objective
The Fund seeks to provide long-term capital appreciation.
The Fund’s investment objective may be changed without shareholder approval after providing 60 days’ notice.
Principal Investment Strategies of the Fund
The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities. These equity securities and investments may include U.S. exchange-listed common stocks, equity index futures, and/or ETFs that track U.S. large-cap indices, such as the S&P 500® Index. For purposes of this 80% investment policy, the Advisor will consider the underlying holdings of any ETFs in which the Fund invests and the Fund’s investments in derivatives that have economic characteristics similar to equity securities will be valued at mark-to-market. On that portfolio, the Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of this income is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance. The Fund’s strategy is an equity strategy that aims to provide better risk-adjusted returns across market cycles compared to investing solely in the securities of companies that comprise U.S. large-capitalization indices, such as the S&P 500® Index.
As the seller of an equity index and/or ETF call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.
The Fund may also buy index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and the purchasing of protective put options or put spreads may limit the upside returns of the Fund.
The Fund follows a proprietary rules-based BUY, HOLD & HEDGE™ strategy. It systematically selects option strike prices, maturities, and trade dates based upon several measurable market factors. Through the use of options, the Fund intends to reduce the downside risk inherent in equity investments while generating long-term equity returns in line with the benchmark index. Thus, the Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time, as well as drawdown risk or tail risk. Drawdown risk, or tail risk, refers to the length of time it will take for an investment to recoup its losses after it declines from a previous high. Tail risk refers to the risk of significant losses from an unforeseen or rare event.
The Advisor will perform one or more of the following methods of security analysis when making purchase and sales decisions:
•Fundamental analysis – performed on historical and present data, with the goal of making financial forecasts;
•Technical analysis – performed on historical and present data, focusing on price and trade volume, with the goal of forecasting the direction of prices; and
•Cyclical analysis – performed on historical relationships between price and market trends, with the goal of forecasting the direction of prices.
To respond to temporary adverse market, economic, political or other conditions, the Hedged Equity ETF may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. When the Fund takes such temporary positions, it may not achieve its investment objective.
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Principal Risks
As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below. Each risk described below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Equity Index Futures Risk. Equity index futures contracts can be used to create or hedge exposure to the markets represented by a stock index. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of the referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of the referenced index as of such date.
The use of equity index futures involves additional risks and transaction costs that could leave the Fund in a worse position than if it had not used these instruments. Equity index futures may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in equity index futures could have a meaningful impact on performance.
Equity Securities Risk. The risks that could affect the value of shares and the total return on your investment include the possibility that the equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.
Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Options Risk. Options are complex derivatives that involve risks and are not suitable for everyone. Options trading can be speculative in nature and carry substantial risk of loss. Options may be subject to greater fluctuations in value than an investment in the underlying securities. There are significant differences between securities and options that could result in an imperfect correlation between markets, causing a given transaction not to achieve its objectives. Options may also be illiquid and the Fund may have difficulty closing out its position prior to expiration.
Purchasing and writing put and call options are specialized transactions with higher risk than ordinary investments. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correlate as expected to changes in the value of the underlying securities. If the Fund is not able to sell or close an option in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs on the purchase or sale of the underlying securities. Transactions in options also involve the payment of premiums, which may adversely affect the Fund’s performance.
◦Protective Put Option Risk. A put option gives the purchaser of the option, upon payment of a premium, the right (but not the obligation) to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.
◦Protective Put Spread Risk. When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.
◦Covered Call Option Risk. A covered call option, upon payment of a premium, gives the purchaser of the option the right (but not the obligation) to buy, and the seller the obligation to sell, the underlying instrument, which the seller owns, at a specified exercise price. By writing covered call options in return
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for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Call Spread Writing Risk. By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.
Large-Capitalization Companies Risk. Securities of large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
ETF Risk.
◦APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Cash Redemption Risk. Though the Fund primarily effects creation transactions in-kind, the Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions could also cause the Fund to incur brokerage costs it might not have incurred if it made a redemption in-kind. To the extent that the transaction fees paid by APs for redemptions of creation units are insufficient to offset the brokerage and capital gains costs, such costs would be imposed on the Fund and would decrease the Fund’s NAV.
◦Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if Fund shares have more trading volume and market liquidity and higher if Fund shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Fund shares will
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approximate the Fund’s NAV, there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦Trading. Although Fund shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Fund shares when extraordinary volatility causes sudden, significant swings in the market price of Fund shares. There can be no assurance that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.
Underlying ETF Investment Risk. The risk of owning an ETF generally reflects the risks of owning the underlying securities that the ETF holds. When the Fund invests in ETFs, shareholders will indirectly bear fees and expenses charged by the ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in ETFs could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Fund.
Shares of ETFs are listed on securities exchanges and transacted at negotiated prices in the secondary market. Generally, ETF shares trade at or near their most recent NAV, which is generally calculated at least once daily for indexed-based ETFs and more frequently for actively managed ETFs. However, certain inefficiencies may cause the shares to trade at a premium or discount to their pro rata NAV. There is also no guarantee that an active secondary market for such shares will develop or continue to exist. Generally, an ETF only redeems shares when aggregated as creation units. Therefore, if a liquid secondary market ceases to exist for shares of a particular ETF, a shareholder may have no way to dispose of such shares.
Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. The implied volatility of the options sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of the underlying stock participate, or factors relating to specific companies.
Leverage Risk. Certain Fund transactions, such as the use of call and put options, option spreads and futures, may give rise to a form of leverage. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure that the use of leverage will result in a higher return on investment and using leverage could result in a net loss. In addition, use of leverage by the Fund may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund. Investment decisions made by the
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Advisor in implementing these investment strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives. The Advisor may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Advisor. There can be no guarantee that these decisions will produce the desired results.
Market Risk. Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund’s investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.
Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Policy and legislative changes in the United States and in other countries will impact many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of such changes on the markets, and the practical implications for market participants, may not be fully known at the time of adoption.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. These events (e.g. global pandemic, military conflicts, inflation and/or recessions) can cause significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events. Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Models and Data Risk. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used to construct the Fund’s portfolio are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data
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supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate their ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Code. If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. Instead, such dividends would be treated as ordinary income, subject to ordinary income tax rates. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Code Section 1256 be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.
DISCLOSURE OF PORTFOLIO HOLDINGS
Information about the Fund’s daily portfolio holdings is available on the Fund’s website, www.soundwatchfunds.com. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).
MANAGEMENT OF THE FUND
Investment Advisor
The Fund’s investment advisor, Soundwatch Capital, LLC, is located at 137 Rowayton Avenue, Suite 120, Rowayton, Connecticut 06853. The Advisor is an SEC-registered investment advisory firm formed in 2014. As of January 31, 2025, the Advisor had assets under management of approximately $817.7 million.
The Advisor is responsible for the day-to-day portfolio management of the Fund, subject to the oversight of the Board. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor has agreed to pay substantially all expenses of the Fund, except for the fee paid to the Advisor pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
For its services, the Advisor is entitled to a unitary management fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2024, the Advisor received an aggregate fee, after fee waivers, of 0.50% of average net assets of the Fund.
The Advisor has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50%. The fee waiver will remain in effect through at least February 28, 2026, and may be terminated only by the Board.
A discussion regarding the basis of the Board’s most recent approval of the Fund’s investment advisory agreement will be available in the Fund’s annual report on Form N-CSR for the period ending April 30, 2025.
Portfolio Managers
Robert Hammer, Chief Investment Officer of the Advisor, and Jan Bos, Chief Investment Strategist of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund.
Robert Hammer has served as a portfolio manager of the Fund since its inception in September 2023. Mr. Hammer also served as a portfolio manager of the Predecessor Fund since its inception in October 2022, and as
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a portfolio manager of the Prior Predecessor Fund since its inception in November 2016. Before co-founding the Advisor in 2014, Mr. Hammer worked for more than 20 years in structuring and managing derivative investments and teams for global banks in London, Paris, Tokyo, and New York. He worked at RBS (previous ABN AMRO) in London and New York from 1999 to 2013. Most recently, from 2009 to 2013, Mr. Hammer was Managing Director and Head of Equities and Equity Derivatives at RBS Americas, leading a team of 100 professionals. Mr. Hammer has a BS from the University of Delaware and an MBA from Wharton Business School at the University of Pennsylvania.
Jan Bos has served as a portfolio manager of the Fund since its inception in September 2023. Mr. Bos also served as a portfolio manager of the Predecessor Fund since its inception in October 2022, and as a portfolio manager of the Prior Predecessor Fund since its inception in November 2016. Before co-founding the Advisor in 2014, Mr. Bos worked for more than 20 years building and managing investment products and teams at financial institutions in Amsterdam, London, and New York. Mr. Bos started ABN AMRO Equity Derivatives with two other colleagues in Amsterdam in 1992, helping to build it into a globally recognized multi-billion dollar derivatives business as Managing Director and Head of Dutch and US markets. He Co-Founded Volteq Capital in 2002, an investment company managing a hedged equity fund and a volatility fund. Most recently, from 2010 to 2013, Mr. Bos was an advisor for ABN AMRO, Milliman and a Dutch public housing association, restructuring its multi-billion loan and derivatives portfolio. Mr. Bos has an MBA from RSM Erasmus University in the Netherlands and a Masters in Physics from Delft University of Technology in the Netherlands.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.
BUYING AND SELLING FUND SHARES
The Fund issues and redeems shares at NAV only in Creation Units. Only APs may acquire shares directly from the Fund, and only APs may tender their shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a participant agreement that has been agreed to by the Fund’s distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, shares trade in the secondary market in quantities less than a Creation Unit. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Fund’s NAV per share is calculated as of the close of regular trading (generally 4:00 pm Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business. The NYSE and the Exchange are generally open Monday through Friday and are closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such request. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security’s fair value) or when, in the judgment of the Advisor, events have rendered the market value unreliable, a security or other asset will be valued at its fair value in good faith in accordance with the Advisor’s pricing procedures, subject to oversight by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. The Advisor will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures. There can be no assurance that the Fund will obtain the fair
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value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Frequent Purchases and Redemptions of Fund Shares
Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Fund Distributions
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders annually.
Dividend Reinvestment Service
Brokers may make available to their customers who own the Fund’s shares the Depository Trust Company (“DTC”) book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Information
Below the Fund has summarized certain important U.S. federal income tax considerations generally applicable to investments in the Fund. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.
The Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) within the meaning of Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and consequently a reduction in income available for distribution to shareholders.
Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (APs only).
Taxes on Distributions
The Fund intends to pay out dividends, if any, annually and distribute any net realized capital gains to its shareholders annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the
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shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends received deduction for corporations. Certain of the Fund’s investment strategies may significantly limit its ability to make distributions eligible to be treated as qualified dividend income.
In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s investment strategy may significantly limit its ability to make distributions eligible for the dividends received deduction for corporate shareholders.

A tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and generally should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
Taxes on Sale of Fund Shares
Each sale of shares of the Fund may be a taxable event. Assuming you hold your shares as a capital asset, a sale may result in a capital gain or loss to you. Any capital gain or loss generally will be treated as short-term if you held the shares 12 months or less, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of capital gain distributions paid with respect to such shares. Any capital gain or loss generally will be treated as long-term if you held the shares for longer than 12 months. If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be limited depending on your circumstances.
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings) or on the basis that there has been no significant change in economic
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position. Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisor with respect to the tax treatment of any creation or redemption transaction and whether the wash sale rules apply and when a loss might be deductible.
Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.
The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.
Non-U.S. Investors
If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than capital gain distributions) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short- term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.
Backup Withholding
The Fund (or financial intermediaries, such as brokers, through which shareholders own shares of the Fund) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that such shareholder is not subject to such withholding.
Foreign Taxes
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax advisor concerning federal, state and local tax considerations of an investment in the Fund.
DISTRIBUTION
Vigilant Distributors, LLC, is located at 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, and is the distributor for the shares of the Fund. Vigilant Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. The distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.
EXCHANGE NOTICE
Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable.
17

The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
The Advisor and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any members of the public regarding the advisability of investing in securities generally or in the Fund particularly.
PREMIUM/DISCOUNT INFORMATION
Information regarding how often Fund shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at www.soundwatchfunds.com.

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal years shown. Certain information reflects financial results for a single Fund share. Financial information presented for periods prior to September 29, 2023 is for the Predecessor Fund. The Fund is the accounting successor to the Predecessor Fund. The Fund has adopted the performance, financial statements and other historical information of the Predecessor Fund.
The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the years ended October 31, 2024 and 2023 was audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request. The information for the previous years was audited by the Predecessor Fund’s previous independent registered public accounting firm.
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Year Presented.

	For the Year ended October 31, 2024	For the Year ended October 31, 2023	For the Year ended October 31, 2022		For the Year ended October 31, 2021	For the Year ended October 31, 2020
Net Asset Value, Beginning of Year	$22.72	$21.00	$23.77		$19.13	$18.17
Investment Operations:
Net investment income(1)	0.20	0.30	0.15		0.14	0.23
Net realized and unrealized gain (loss) on investments	5.98	1.61	(2.79)		4.69	1.00
Total income (loss) from investment operations	6.18	1.91	(2.64)		4.83	1.23
Less Distributions:
From net investment income	(0.30)	(0.19)	(0.13)		(0.19)	(0.27)
Total distributions	(0.30)	(0.19)	(0.13)		(0.19)	(0.27)

Net Asset Value, End of Year	$28.60	$22.72	$21.00		$23.77	$19.13
Total Return (2)
Net Asset Value (3)	27.47%	9.15%	(11.18)%		25.44%	6.83%
Market Value (4)	27.66%	9.20%	(11.13)%	(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$143,684	$105,602	$95,527		$105,649	$84,391
Ratio of expenses to average net assets
Before fees waived/reimbursed by the Advisor(6)(7)	0.82%	0.60%	1.07%		1.06%	1.09%
After fees waived/reimbursed by the Advisor(6)(7)	0.72%	0.50%	0.71%		0.72%	0.71%
Ratio of net investment income to average net assets
After fees waived/reimbursed by the Advisor(8)	0.76%	1.34%	0.69%		0.64%	1.24%

Portfolio Turnover Rate	0%	3%	25%		2%	13%
(1)Computed using the average shares method.
(2)Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(3)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.
(4)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value returns may vary from net asset value returns.
(5)Effective October 24, 2022, the Fund converted from a Mutual Fund to an ETF pursuant to an Agreement and Plan of Reorganization. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization. Due to the reorganization, market value total return for the year ended October 31, 2022 was calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value total return for the period from October 24, 2022 to October 31, 2023, assuming an initial investment made at market value at the beginning of the period and redemption on the last day of the period at market value, was 1.55%.
(6)Does not include fees and expenses of the Underlying Funds in which the Fund invests.
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(7)The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the years ended October 31,2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020 the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Advisor was 0.60%, 0.60%, 1.02%, 1.00% and 1.04%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Advisor, was 0.50%, 0.50%, 0.66%, 0.66% and 0.66%, respectively.
(8)The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the fiscal years ended October 31, 2024, October 31, 2023, October 31, 2022, October 31, 2021 and October 31, 2020 the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Advisor was 0.98%, 1.34%, 0.74%, 0.70% and 1.29%, respectively.
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Investment Advisor
Soundwatch Capital, LLC
137 Rowayton Avenue, Suite 120
Rowayton, Connecticut 06853

Distributor
Vigilant Distributors, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, PA 19317

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Soundwatch Hedged Equity ETF
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affect the Fund’s performance after its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
The SAI, the shareholder reports, and other information such as the Fund’s financial statements are available free of charge on the Fund’s website at www.soundwatchfunds.com. You can obtain a free copy of the SAI and shareholder reports, request other information, or make general inquiries about the Fund by calling 888-244-4601 or by visiting the Fund’s website. You may also write to:
Soundwatch Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Fund are available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-23859.)

STATEMENT OF ADDITIONAL INFORMATION
February 28, 2025

Soundwatch Hedged Equity ETF

SHDG
Listed on Cboe BZX Exchange, Inc.

a series of
Advisor Managed Portfolios (the “Trust”)
c/o U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
888-244-4601
The Soundwatch Hedged Equity ETF (the “Fund”) is the successor to the Soundwatch Hedged Equity ETF (the “Predecessor Fund”), a series of Trust for Advised Portfolios (the “Predecessor Trust”), as a result of the reorganization of the Predecessor Fund into the Fund.
This Statement of Additional Information (the “SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated February 28, 2025, as may be supplemented. Soundwatch Capital, LLC (the “Advisor”) serves as the Fund’s investment advisor. The Fund’s financial statements for the fiscal year ended October 31, 2024 are incorporated into this SAI by reference to the Fund’s Form N-CSR. A copy of the Prospectus and the Fund’s financial statements may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.soundwatchfunds.com.

THE TRUST AND THE FUND
The Trust is a statutory trust organized under the laws of the State of Delaware on February 16, 2023, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, of no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.
Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus, SAI, shareholder reports, and other information about the Fund are available free of charge on the EDGAR database on the SEC website at www.sec.gov. Copies of such information may be obtained from the SEC upon payment of the prescribed fee by electronic request at the following e-mail address: publicinfo@sec.gov.
The Fund has adopted the historical performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund on September 29, 2023 (the “Reorganization”). Prior to the Reorganization, the Fund had not commenced operations and had no assets. As of the Reorganization, the Fund adopted the performance history of the Predecessor Fund, which was also advised by the Advisor and had the same investment objective and the same strategies as the Fund.
The Predecessor Fund adopted the historical performance of the Soundwatch Hedged Equity Fund (the “Prior Predecessor Fund”) as a result of a reorganization (the “Prior Reorganization”) of the Prior Predecessor Fund into the Predecessor Fund on October 24, 2022. As of October 24, 2022, the Predecessor Fund adopted the performance of the Prior Predecessor Fund, which was also advised by the Advisor and had the same investment objective and substantially similar strategies as the Fund. The Prior Predecessor Fund operated as a mutual fund and was converted into an ETF as part of the Prior Reorganization.
INVESTMENT POLICIES
The discussion below supplements information contained in the Fund’s Prospectus as to the investment policies and risks of the Fund.
Diversification
The Fund is diversified under applicable federal securities laws. This means that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purpose of this calculation limited to (1) no more than 5% in the securities of a single issuer, and (2) not more than 10% of the outstanding voting securities of such single issuer. However, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified fund.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Investment Companies
The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the Investment Company Act of 1940 Act (the “1940 Act”). This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act normally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.
The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions on both the acquired fund and acquiring fund, Rule 12d1-4 provides an exemption that permits the acquiring fund to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1) of the 1940 Act.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. Rule

12d1-3 under the 1940 Act provides that the Fund relying on Section 12(d)(1)(F) may offer or sell any securities it issues through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2% if any sales charge and service fees charged do not exceed the limits set forth in Financial Industry Regulatory Authority Inc. (“FINRA”) Rule 2830.
If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear their pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.
ETFs
The Fund may invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”). Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As purchasers of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.
Derivatives
Generally, derivatives can be characterized as financial instruments whose value is derived, at least in part, from the value of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures, and forward contracts. Derivative instruments may be used for a variety of reasons, including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisor will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund, by investing in a derivative instrument, could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Advisor’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.
The Fund may invest in derivative instruments including swap contracts. The Fund can use swap contracts, including equity index and interest rate swaps, to hedge or adjust its exposure to the underlying equity index or interest rates.
To the extent the Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (the “CFTC”), such as call and put options and option spreads and futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (the “CEA”). The Advisor, on behalf of the Fund, has filed, as of the Fund’s public offering date, with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Fund’s operations. The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation. If the Fund were to operate subject to CFTC regulation, it may incur additional expenses.
Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the Fund’s use of derivatives. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.
Options on Securities. An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option exercise price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option, when the current stock price is above the exercise price. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.
Call Options on Securities. The Fund may write covered call options. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than fifteen months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; or (ii) the must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).
The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income or eligible for the dividends received deduction for corporate shareholders. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions.
Swap Transactions. The Fund may enter into swap agreements with respect to securities, indexes of securities and other assets or other measures of risk or return. Swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to many years. In a standard “swap” transaction, two parties agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, or indices. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount”. Whether the Fund’s use of swap agreements will be successful will depend on the Advisor’s ability to select appropriate transactions for the Fund. Swap transactions may be highly illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or insolvency of its counterparty. Many swap markets are relatively new and still developing. It is possible that developments in the swap markets, including potential government regulation, could adversely affect the Fund’s ability to terminate swap transactions or to realize amounts to be received under such transactions. Swaps and certain other custom instruments are subject to the risk of non-performance by the swap counterparty, including risks relating to the creditworthiness of the swap counterparty.
Total return swaps are another form of swap transaction that the Fund may utilize in its investment program. A total return swap allows the total return receiver to receive the change in market value of an asset (whether a security, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest-rate on a predetermined amount. The total return payer is synthetically short and the total return receiver is synthetically long. Thus, total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.
Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.
Foreign Securities
The Fund may invest in securities of non-U.S. issuers. The Fund’s investments in securities and instruments in foreign markets involve substantial risks not typically associated with investments in U.S. securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and thereby impact the Fund’s total return on such assets.. The Fund may utilize options and forward contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.
Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund’s trades affected in such markets. The brokers (including those acting as sub-custodians) and custodian banks are subject to various laws and regulations in the relevant jurisdictions that are designed to protect their customers in the event of their insolvency.
To the extent the Fund invests in one or more countries, regions, sectors or industries, or in a limited number of issuers, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets.
Leverage
There can be no assurance that the Fund’s leveraging strategy will be successful. Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the extent of the changes in the value of the Fund.
Fixed Income Securities
The Fund may invest a portion of its capital in bonds or other fixed income securities, including, without limitation, bonds, notes and debentures issued by corporations, debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, commercial paper, and “higher yielding” (and, therefore, higher risk) debt securities of the former categories. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).
Short-Term Investments
The Fund may invest without limitation in any of the following short-term securities and instruments:
Money Market Mutual Funds. The Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and other fees charged by such fund.
Bank Obligations. Obligations including bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Certificates of Deposit and Time Deposits. The Fund may hold certificates of deposit and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may invest in Certificates of Deposit in amounts up to the $250,000 per bank Federal Deposit Insurance Corporation (“FDIC”) limit.
Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.
Other Short-Term Obligations. Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.
Borrowing
The Fund may borrow money from banks in amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act that includes for the following purposes: (a) for investment purposes provided that immediately after such borrowing the Fund maintains an asset coverage of 300%, or (b) for temporary purposes, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. With respect to (a), this limitation does not preclude the Fund from entering into option transactions on margin, provided that the Fund has an asset coverage of 300%.
The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Cyber Security Risk
Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber‑attacks affecting the Fund or the Advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
INVESTMENT RESTRICTIONS
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
The Fund’s fundamental policies are as follows:
(1) The Fund is a “diversified company” as defined by the 1940 Act.

(2) The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3) The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4) The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5) The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6) The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(7) The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(8) The Fund may not invest more than 25% of its total assets in the securities of companies engaged in any one industry or group of industries. (This restriction does not apply to investments in other investment companies or securities of the U.S. Government, its agencies or instrumentalities; however, the Fund will consider, when current portfolio holdings information is available, the portfolio of underlying investment companies when determining compliance with its concentration policy.)
Additional Information about Fundamental Investment Policies
The following provides additional information about the Fund’s fundamental investment policies. This information does not form part of the Fund’s fundamental investment policies.
With respect to the fundamental policy relating to diversification set forth in (1) above, under the 1940 Act a diversified fund to may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits a fund to borrow money in amounts of up to 33 ⅓ of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing, especially when used for leverage (i.e., to increase a fund’s investment portfolio), may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. The Fund may elect to treat reverse repurchase agreements as (i) borrowings subject to the asset coverage requirements of Section 18 of the 1940 Act or (ii) derivatives transactions for purposes of the Derivatives Rule, including, as applicable, the VaR based limit on leverage risk. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (3) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Advisor believes the income justifies the attendant risks. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (5) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain types of transactions involve a commitment by a fund to deliver money or securities in the future, including transactions in when-issued, forward settling, and non-standard settlement cycle securities. Such transactions would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction), provided that (i) the fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of the Derivatives Rule described in the “Derivatives” section of this SAI. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (8) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (8) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Non-Fundamental Investment Policy
The Fund observes the following policy, which is not deemed fundamental and may be changed without shareholder approval. The Fund may not make any change to its investment policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity securities and investments that have economic characteristics similar to equity securities, without first providing its shareholders with at least 60 days’ prior notice.
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
The table below shows the Fund’s portfolio turnover rate for the fiscal year ended October 31, 2024 and the Predecessor Fund’s portfolio turnover rate for the fiscal year ended October 31, 2023.

Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
0%	3%
PORTFOLIO HOLDINGS POLICY
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Form N-CSR and as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund. Such persons are required to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
▪The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
▪The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
▪The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, and the Trust’s Board, attorneys, auditors or independent registered public accounting firm;
▪The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
▪The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or their designee.
Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Global Fund Services; the Trust’s Board; and the Trust’s attorneys and independent registered public accounting firm, all of which typically receive such information after it is generated. In no event shall the Advisor, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or their designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Advisor, the distributor (defined in “Other Service Providers”), or any affiliated person of the Fund. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.
The transfer agent (defined in “Other Service Providers”) may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are broker-dealer firms that have entered into Authorized Participant Agreements with the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements through which the Fund offers and redeems shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described above.
TRUSTEES AND EXECUTIVE OFFICERS
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent, each as discussed below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. Information about the Trustees and officers of the Trust is set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	2	Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	2	Federal Home Loan Bank of Des Moines (2022 to present); Trustee, Securian Funds Trust (12 portfolios) (2022 to present); Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	2	Trustee, Trust for Advised Portfolios (1 portfolio) (2018 to present)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2023 to Present); Chief Compliance Officer, Christian Brothers Investment Services (2017 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Ryan M. Charles 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1978	Secretary	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2021 to present); General Counsel, Davis Selected Advisers, L.P. (2014 to 2021)
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75. A retiring Trustee may request annually, for no more than three consecutive years, that the Board extend such Trustee’s term for an additional year.
(2)The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies to the Fund and the Soundwatch Covered Call ETF (which will be offered in a separate Prospectus) (together, the “Funds”). The Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series of the Trust.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”), or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Trust’s administrator, fund accountant, and transfer agent.
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The Board is chaired by Christopher E. Kashmerick, an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Board Oversight of Risk Management
Through its direct oversight role, and indirectly through the Audit Committee and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also receives reports from the Advisor and portfolio managers as to investment risks as well as other risks.
Trust Committees
The Trust has two standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Governance and Nominating Committee (the “Nominating Committee”).
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, the committee’s function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.
During the fiscal year ended October 31, 2024, the Audit Committee met four times in regard to the Fund.
The Nominating Committee, comprised entirely of the Independent Trustees, is chaired by Ms. Kung, and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.
During the fiscal year ended October 31, 2024, the Nominating Committee did not meet in regard to the Fund.
The Board has designated the Advisor to perform fair value determinations (the “Valuation Designee”). The Valuation Designee is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their trustee attributes. The information provided below, and in the table above, is not all-inclusive. Many trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Russell Emery’s experience in compliance, accounting, investment management and corporate finance gives him an extensive understanding of regulatory requirements, accounting requirements, investment operations and governance requirements of operating mutual funds and series trusts. He brings a unique perspective to the Board from having over 16 years of experience serving as the Chief Compliance Officer to several investment companies operating as series trusts.
Brian S. Ferrie’s experience in accounting, finance, and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the accounting and financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advised student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Emery, Ferrie, and Kashmerick, and Ms. Kung should serve as a Trustee.
Trustee Ownership of Fund Shares and Other Interests
No Trustee owned shares of the Fund or any other series of the Trust as of the date of this SAI.
As of the date of this SAI, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor, or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Advisor, the Distributor or any affiliate thereof was a party.
Compensation
Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended October 31, 2024. Effective January 1, 2025, the Independent Trustees receive an annual retainer of $78,000 from the Trust, a $2,000 per regular meeting fee per Independent Trustee from the Trust, and a $1,000 special meeting fee per Independent Trustee from the Trust. The Audit Committee chair receives a $4,000 annual fee from the Trust and the Nominating and Governance Committee chair receives a $2,000 annual fee from the Trust. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Independent Trustees.

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees (1)
Independent Trustee
Brian S. Ferrie	$5,625	None	None	$5,625
Russell Emery	$5,375	None	None	$5,375
Wan-Chong Kung	$5,500	None	None	$5,500
Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0

(1)There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies to the Fund and the Soundwatch Covered Call ETF (which will be offered in a separate Prospectus).
CODES OF ETHICS
The Trust and the Advisor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Advisor to invest in securities that may be purchased or held by the Fund. The distributor relies on the principal underwriter exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the distributor is not affiliated with the Trust or the Advisor, and no officer, director, or general partner of the distributor serves as an officer or director of the Trust or the Advisor.
PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.
A copy of the Advisor’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.
The Fund’s proxy voting record is available without charge, upon request, by calling toll-free at 888-244-4601, on the Fund’s website at www.soundwatchfunds.com, and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. If the control person is a company, the jurisdiction under the laws of which it is organized is listed. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
As of January 31, 2025, the Trustees and officers of the Trust as a group did not own any shares of the Fund.
As of January 31, 2025, the following shareholders were considered to be principal shareholders:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main St San Francisco, CA 94105-1901	89.32%	Record
National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310-1995	10.05%	Record
Citi Bank 390 Greenwich Street, 3rd Floor New York, NY 10013	7.81%	Record
THE FUND’S INVESTMENT ADVISOR
Soundwatch Capital, LLC, located at 137 Rowayton Avenue, Suite 120, Rowayton, Connecticut 06853, acts as investment advisor to the Fund pursuant to an investment advisory agreement with the Trust. Soundwatch Capital, LLC, a Connecticut limited liability company formed in 2014, provides rules-based investment strategies and is controlled by the managing members Robert Hammer, Cory Chmelka, Matthew Marcello, and J. Bos LLC.
The Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor is responsible for the day-to-day management of the Fund in accordance with its investment objective and policies. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under the advisory agreement. In addition, the Advisor has agreed to pay all expenses of the Fund except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if applicable); (v) interest and taxes of any kind or nature; (vi) any fees and expense related to the provision of securities lending services; and (vii) the unitary management fee payable to the Adviser.
For the services it provides to the Fund, the Fund pays the Advisor a unitary management fee at an annual rate of 0.60% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive 0.10% of its unitary management fee to reduce the unitary management fee to 0.50%. The fee waiver will remain in effect through at least February 28, 2026 and may be terminated only by the Board.
After its initial two year term, the investment advisory agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the investment advisory agreement, in each case, at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time, without penalty, by either party to the investment advisory agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
The following table shows the advisory fees paid to the Advisor by the Prior Predecessor Fund from October 31, 2021 until October 24, 2022, by the Predecessor Fund from October 24, 2022 through September 28, 2023, and by the Fund from September 29, 2023 through October 31, 2024, during the fiscal years indicated.

	Advisory Fee Accrued	Advisory Fee Waived	Net Advisory Fee Paid
Fiscal year ended October 31, 2024	$771,193	$(128,532)	$642,661
Fiscal year ended October 31, 2023	$621,684	$(103,614)	$518,070
Fiscal year ended October 31, 2022(1)(2)	$666,842	$(365,591)	$301,251
(1)    Prior to the Prior Reorganization, the Prior Predecessor Fund paid the Advisor 0.66% of the Prior Predecessor Fund’s average daily net assets. The management fee paid by the Prior Predecessor Fund was not a unitary management fee.
(2)    Prior to the Reorganization, the Predecessor Fund paid the Advisor a unitary management fee of 0.50%.
PORTFOLIO MANAGERS
Robert Hammer and Jan Bos are the portfolio managers principally responsible for the day-to-day management of the Fund’s portfolio. The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of October 31, 2024.

Robert Hammer Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets of Performance based Fee Accounts
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$5 million	0	$0
Other Accounts	306	$665 million	0	$0

Jan Bos Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets of Performance based Fee Accounts
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$5 million	0	$0
Other Accounts	306	$665 million	0	$0
Material Conflicts of Interest.
To address and manage potential conflicts of interest, the Advisor has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Advisor's compliance team.
The Advisor will ensure the fair and equitable rotation of orders between its accounts to ensure no one account has better allocations over time. Orders will be combined or “bunched” or block traded per broker whenever possible allowing all accounts to receive the same average price. The Advisor will utilize the Bloomberg EMSX system to execute the block trades and then Soundwatch Capital proprietary OMS to allocate the trades to each broker.
The Advisor will manage the fair allocation of trades between its mutual fund and Separately Managed Accounts (“SMA”) by trading any similar contracts at substantially similar limit prices and times.
Compensation.
Each portfolio manager has an equity stake in Soundwatch Capital, LLC and a preferred distribution accrual. Each portfolio manager has a fixed compensation accrual for their duties as portfolio manager and this is not performance based.
Securities Owned in the Fund by the Portfolio Managers.
The Fund is required to show the dollar ranges of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year or a more recent date for a new portfolio manager. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
Dollar Range of Equity Securities in the Fund Beneficially Owned
by the Portfolio Manager as of October 31, 2024
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

Portfolio Manager	Dollar Range of Equity Securities In the Fund
Robert Hammer	None
Jan Bos	None
OTHER SERVICE PROVIDERS
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the administrator and fund accountant to the Fund. Global Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Advisor as part of a bundled-fee agreement for services performed as administrator and fund accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Advisor and approved by the Board annually.
Global Fund Services also previously served as the Administrator to the Predecessor Fund and the Prior Predecessor Fund. The following table shows the fees paid to Global Fund Services by the Prior Predecessor Fund from October 31, 2021 until October 24, 2022, by the Predecessor Fund from October 24, 2022 through September 28, 2023, and by the Fund from September 29, 2023 through October 31, 2024, during the fiscal years indicated.

Administration Fees
Fiscal year ended October 31, 2024	$0
Fiscal year ended October 31, 2023	$0
Fiscal year ended October 31, 2022	$103,729
Sub-Accounting Service Fees
The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub‑administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents.
Custodian
Pursuant to a custody agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated by the Advisor with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

The Custodian and Global Fund Services do not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and Global Fund Services are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Distributor
The Trust has entered into a distribution agreement with Vigilant Distributors, LLC, (the “Distributor”) pursuant to which the Distributor serves as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The distribution agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the distribution agreement or “interested persons” (as defined in the 1940 Act) of any such party. The distribution agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The principal underwriter for the Fund, the Predecessor Fund, and the Prior Predecessor Fund, did not receive nor retain any underwriting commissions during the Fund’s, Predecessor Fund’s, or the Prior Predecessor Fund’s last three fiscal years.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.
EXECUTION OF PORTFOLIO TRANSACTIONS
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities will be executed on U.S. exchanges.
In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and the SEC.
While it is the Advisor’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Issuance of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Issuance of Fund Shares in Creation Units” and “Redemption of Fund Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Issuance of Fund Shares in Creation Units-Creation Transaction Fee” and “Redemption of Fund Shares in Creation Units-Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
The following table shows the brokerage commissions paid by the Prior Predecessor Fund from October 31, 2021 until October 24, 2022, by the Predecessor Fund from October 24, 2022 through September 28, 2023, and by the Fund from September 29, 2023 through October 31, 2024, during the fiscal years indicated.

Brokerage Commissions
Fiscal year ended October 31, 2024	$6,226
Fiscal year ended October 31, 2023	$9,914
Fiscal year ended October 31, 2022	$6,989
Brokerage with Fund Affiliates
The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.
For the fiscal year ended October 31, 2024, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates.
Securities of “Regular Broker-Dealer”
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act), which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.
For the fiscal year ended October 31, 2024, the Fund did not hold any equity securities of their regular broker-dealers or their parent companies.
Directed Brokerage
For the fiscal year ended October 31, 2024, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.
EXCHANGE LISTING AND TRADING
The Fund offers and issues shares at their NAV only in aggregations of a specified number of Fund shares (each, a “Creation Unit”). The Fund generally offers and issues Fund shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund shares’ NAV. The shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.
Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the summary section of the Fund’s Prospectus under “Buying and Selling Fund Shares.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.
The Fund shares are approved for listing and trading on the Exchange, subject to notice of issuance. The Fund shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per Fund share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of Fund share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS
The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.
Fund Deposit
The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind Deposit Securities per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund’s portfolio.
The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
Procedures for Issuance of Creation Units

To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Advisor may retain all or a portion of the Transaction Fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.
All orders to purchase shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent, and acceptance by the Distributor, by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units
The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
Creation Transaction Fee
A purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors are required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The standard fixed creation transaction fee for the Fund will be $300. In addition, a variable fee is charged on all cash transactions or substitutes for Creation Units of up to a maximum of 3% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash purchases, non-standard orders, or partial cash purchases incurred by the Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Risks of Purchasing Creation Units
There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Fund shares, and sells those Fund shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.
REDEMPTION OF FUND SHARES IN CREATION UNITS
Fund shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such Fund shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee
A redemption transaction fee, payable to the Fund’s custodian, is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors are required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Fund’s Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time. The standard fixed redemption transaction fee for the Fund will be $300. In addition, a variable fee is charged on all cash transactions or substitutes for Creation Units of up to a maximum of 3% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) incurred by the Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures
In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).
The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
NAV per Fund share is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating the Fund’s NAV per Fund share, the Fund’s investments are valued using readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market, or fair value as determined by an independent pricing service and evaluated by the Advisor. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Advisor may use various pricing services when necessary, or discontinue the use of any pricing service, as approved by the Board, from time to time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
The Fund’s investments are valued at market value using readily available market quotations that are reliable or, in the absence of such readily available market quotations, at fair value as determined in good faith by the Fund’s Advisor pursuant to procedures approved by the Board. Pursuant to those procedures, the Advisor considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies
The Fund intends to pay out dividends, if any, annually, and distribute any net realized capital gains to its shareholders annually.
The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of such Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service
The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
TAX INFORMATION
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. The Fund has elected, and intends to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the regular corporate tax rate (currently 21%), and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
At October 31, 2024, the Fund had capital loss carryforwards, which may be carried forward indefinitely to reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$(10,522,783)	$(8,679,603)	$(19,202,386)

Federal Excise Tax. To avoid a non-deductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which the Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.
Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income, including distributions of net short-term capital gains, may be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held.
In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121‑day period that begins on the date that is 60 days before the date on which the shares become “ex‑dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from an underlying fund taxable as a RIC or from a REIT, will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. The Fund’s investment strategy may significantly limit its ability to make distributions eligible to be treated as qualified dividend income.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Fund’s investment strategies may significantly limit its ability to make distributions eligible for the dividends received deduction.
If the Fund’s distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
There is no requirement that the Fund takes into consideration any tax implications when implementing its investment strategy. The Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Under the Code, the Fund will be required to report to the Internal Revenue Service (the “IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. If such an election is not made on or prior to such dates, the Shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisors concerning the tax consequences of applying the FIFO method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Sales or Exchanges. Assuming a shareholder holds Fund shares as a capital asset, any gain or loss recognized on a sale or exchange of shares of the Fund will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or exchanged and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale or other disposition.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) generally will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contract on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so.
The trading strategies of the Fund may involve non-equity options on stock indices which may constitute “straddle” transactions. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the

Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses.
The Fund may have available a number of elections under the Code concerning the treatment of straddles for tax purposes. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 Contracts.
The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by the Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.
To the extent the Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will be entirely short-term capital gain to the Fund. In addition, if such an option is closed by the Fund, any gain or loss realized by the Fund as a result of closing the transaction will also be short-term capital gain or loss. If the holder of a put option exercises the holder’s right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.
Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts in respect to any amounts withheld.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This discussion and the related discussion in the Prospectus have been prepared by the Fund’s management. The information above is only a summary of some of the federal income tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences, and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.
FINANCIAL STATEMENTS
The Form N-CSR for the Fund for the fiscal year ended October 31, 2024, is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI. You can obtain the Fund’s financial statements without charge on the SEC’s website at www.sec.gov, upon written request, by contacting the Fund at 888-244-4601, or by visiting the Fund’s website at www.soundwatchfunds.com.

Appendix A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B
SOUNDWATCH CAPITAL, LLC
PROXY VOTING POLICY
The Advisor seeks to vote proxies in a manner that serves the best interests of shareholders and not affected by any material conflict of interest. For all matters the Advisor has identified as routine, the Advisor will vote in accordance with the recommendation of the company’s management, unless, in the Advisor’s opinion, such recommendation is not in the best interests of the Fund. Routine matters are typically proposed by a company’s management and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.
Those matters that are not clearly identified as routine will be submitted to the Advisor’s proxy committee, which will determine how to vote each such proxy by applying the Proxy Policies. Non-routine matters are those that may involve one or more of the following: (i) measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company.
In some cases, the Advisor will abstain from voting or affirmatively decide not to vote if the Advisor determines that abstaining or not voting is in the best interests of the Fund. In making such determination, the Advisor will consider certain factors, including, but not limited to (i) costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Advisor may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free 888-244-4601, or by accessing the SEC’s website at www.sec.gov.
B-1

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)
Certificate of Trust dated February 16, 2023 was previously filed with the Advisor Managed Portfolios’ (the “Trust”) Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.

(2) Agreement and Declaration of Trust dated February 16, 2023 was previously filed with the Trust's Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(b)	Bylaws dated February 16, 2023 were previously filed with the Trust's Registration Statement on Form N-1A on March 30, 2023 and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Bylaws.
(d)
Form of Investment Advisory Agreement between the Trust and Soundwatch Capital, LLC was previously filed with the Trust's Registration Statement on Form N-1A on July 6, 2023 and is incorporated herein by reference.

(e)	Distribution Agreement between the Trust and Vigilant Distributors, LLC for the Soundwatch Hedged Equity ETF - filed herewith.
(f)	Bonus or Profit Sharing Contracts - not applicable.
(g)	Custody Agreement dated September 14, 2023 was previously filed with the Trust's Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(i) Exhibit to Custody Agreement for the Soundwatch Hedged Equity ETF was previously filed with the Trust’s Registration Statement on Form N-1A on July 17, 2023 and is incorporated herein by reference.
(h)	Other Material Contracts
(1) Fund Servicing Agreement dated September 14, 2023 was previously filed with the Trust's Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(i)
Exhibit to Fund Servicing Agreement for the Soundwatch Hedged Equity ETF was previously filed with the Trust’s Registration Statement on Form N-1A on July 13, 2023 and is incorporated herein by reference.

(2) Form of Fee Waiver Agreement was previously filed with the Trust's Registration Statement on Form N-1A on July 6, 2023 and is incorporated herein by reference.
(3) Shareholder Servicing Plan - not applicable.
(4)
Power of Attorney for Brian S. Ferrie, Russell Emery, Wan-Chong Kung, and Christopher E. Kashmerick dated January 25, 2024 was previously filed with the Trust’s Registration Statement on Form N-1A on February 2, 2024 and is incorporated herein by reference.

(i)
Legal Opinion regarding issuance of shares dated December 22, 2023 was previously filed with the Trust’s Registration Statement on Form N-1A on December 26, 2023 and is incorporated herein by reference.

(j)	Cohen & Company, Ltd. Consent of Independent Registered Public Accounting Firm - filed herewith.
(k)	Omitted Financial Statements - not applicable.
(l)	Initial Capital Agreements - not applicable.
(m)	Rule 12b-1 Plan - not applicable.
(n)	Rule 18f-3 Plan - not applicable
(o)	Reserved.
(p)	(1) Code of Ethics for the Registrant was previously filed with the Trust's Registration Statement on Form N-1A on July 6, 2023 and is incorporated herein by reference.
(2) Code of Ethics for Access Persons of Vigilant Distributors, LLC - not applicable under Rule 17j-1
(3) Codes of Ethics of Soundwatch Capital dated October 2022 was previously filed with the Trust's Registration Statement on Form N-1A on July 6, 2023 and is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification
Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser
Soundwatch Capital, LLC, located at 137 Rowayton Avenue, Suite 120, Rowayton, Connecticut 06853, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s series, Soundwatch Hedged Equity ETF.
With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-56989), dated March 26, 2024. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters
(a)    Vigilant Distributors, LLC (the “Distributor”), the Registrant's principal underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Free Market Fixed Income Fund, Series of The RBB Fund, Inc.
2.Free Market International Equity Fund, Series of The RBB Fund, Inc.
3.Free Market US Equity Fund, Series of The RBB Fund, Inc.
4.Matson Money Fixed Income VI Portfolio, Series of The RBB Fund, Inc.
5.Matson Money International Equity VI Portfolio, Series of The RBB Fund, Inc.
6.Matson Money US Equity VI Portfolio, Series of The RBB Fund, Inc.
7.YCG Funds
8.Pemberwick Fund, Series of Manager Directed Portfolios
9.ERShares Entrepreneur Private-Public Crossover ETF, series of EntrepreneurShares Series Trust
10.ERShares Global Mutual Fund , series of EntrepreneurShares Series Trust
11.Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
12.Modern Capital Tactical Opportunities Fund, of Modern Capital Funds Trust
13.Soundwatch Hedged Equity ETF, Series of Advisor Managed Portfolios
14.WBI BullBear Value 3000 ETF, Series of Absolute Shares Trust
15.WBI BullBear Yield 300 ETF, Series of Absolute Shares Trust
16.WBI BullBear Quality 3000 ETF, Series of Absolute Shares Trust
17.WBI Power Fact ® High Dividend ETF, Series of Absolute Shares Trust
18.Leader Short Term High Yield Bond Fund, Leader Funds Trust

19.Leader High Quality Income Fund, Leader Funds Trust

Item 32(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Gateway Corporate Center, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317.

Name	Address	Position with Underwriter	Position with Registrant
Patrick Chism	Gateway Corporate Center 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317	Chief Executive Officer and Chief Compliance Officer	None
Gerald Scarpati	Gateway Corporate Center 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317	Chief Financial Officer and Principal Financial Officer	None

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Soundwatch Capital, LLC 137 Rowayton Avenue, Suite 120 Rowayton, Connecticut 06853
Registrant’s Distributor	Vigilant Distributors, LLC Gateway Corporate Center 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317

Item 34.	Management Services
All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment No. 68 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 68 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Glendora and State of California, on the 27th day of February 2025.

Advisor Managed Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Russell Emery*	Trustee	February 27, 2025
Russell Emery

Brian S. Ferrie*	Trustee	February 27, 2025
Brian S. Ferrie

Wan-Chong Kung*	Trustee	February 27, 2025
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee	February 27, 2025
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer	February 27, 2025
Russell B. Simon

/s/ Eric T. McCormick	Treasurer and Principal Financial Officer (Principal Accounting Officer)	February 27, 2025
Eric T. McCormick

*By: /s/ Russell B. Simon
Russell B. Simon Attorney-in-Fact pursuant to Power of Attorney

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